Exhibit 1

PRIVATE AND CONFIDENTIAL
The Directors
Belmont Green Finance Limited (the “Originator”)
1 Bridge Street,
Staines-Upon-Thames,
Surrey, United Kingdom
TW18 4TW

The Directors
Tower Bridge Funding 2022-1 PLC (the “Issuer”)
10th Floor 5 Churchill Place
London
United Kingdom
E14 5HU

Banco Santander S.A.  (a “Co-Arranger” and a “Joint Lead Manager”)
Ciudad Grupo Santander
Avda de Cantabria s/n
28660 Boadilla del Monte
Madrid
Spain

Merrill Lynch International (a “Co-Arranger” and a “Joint Lead Manager”)
2 King Edward Street
London EC1A 1HQ
United Kingdom

Barclays Bank PLC (a “Joint Lead Manager”)
5 The North Colonnade
London E14 4BB
United Kingdom

22 December 2021

Dear Ladies and Gentlemen
Agreed upon procedures in respect of the proposed issuance of Asset Backed Securities by the Issuer (the “Securitisation”)
This AUP Report is produced in accordance with the terms of our agreement dated 17 December 2021 which is attached as Appendix 2.
This AUP Report is addressed to the directors of the Originator, to the directors of the Issuer, to the Co-Arrangers, to the Joint Lead Managers and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of
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undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Securitisation.
It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.
It is the responsibility of the Originator to respond to the due diligence enquiries of the Co-Arrangers and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Co-Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.
We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.
Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information.’
Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Originator. We do not express such assurance. Had we performed additional procedures, or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.
The Originator may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.
Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.
The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

Additionally, the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.  The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.
This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.
Yours faithfully,

PricewaterhouseCoopers LLP
Chartered Accountants
London
22 December 2021

Appendix 1
Agreed Upon Procedures in relation to a sample of Loans.
1.
We were provided with a data file by the Originator on 3 December 2021 entitled “Account Numbers For AUP Sample Selection”, (the “Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans (individually a “Loan” and together the “Loans”) as at 30 November 2021 (the “Cut-Off Date”), totalling 1,878 Loans with a total current balance of £417,120,516.63 as at the Cut-Off Date. We have been informed that the pool of Loans represents the Securitisation pool as at the Cut-Off Date.

2.
We selected a random sample of 406 Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.
You have agreed the sample size of 406 Loans as being sufficient and appropriate for the purposes of this engagement.
3.
In addition, we selected a reserve sample of 14 Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.

4.	None of the Loans in the Reserve Sample were used. Therefore, the Initial Selected Sample represents the “Selected Sample”.
5.
The term “Loan System” referenced to in each case refers to the system called “eFIRSTOrigin” (used as the front line underwriting system before loan completion e.g. where offers are issued to customers).

6.	The term “Post Loan Completion System” referenced to in each case refers to the system called “Jade” (used post completion of a loan e.g. for product switch offer letters or servicing).
7.	The term “CoT” in each case refers to electronic (pdf) certificate of title documents in relation to a particular Loan provided to us by the Originator.
8.	The term “Valuation Report” in each case refers to electronic (pdf) valuation report documents in relation to a particular Loan provided to us by the Originator.
9.	The term “Offer Letter” in each case refers to electronic (pdf) offer letter documents in relation to a particular Loan provided to us by the Originator.

10.	The term “EBDR Report” in each case refers to electronic (pdf) documents in relation to the credit search of a particular Loan provided to us by the Originator.
11.
When confirming the existence of electronic signatures on the CoT  we agreed that there was a name shown or a scanned signature in the signature box designated for the solicitor of the agreement. We performed no procedures to verify the integrity of the electronic signature.

12.
When confirming the existence of electronic signatures on the Valuation Report we agreed that there was a security code or electronic signature in the signature box designated for the surveyor of the agreement. We performed no procedures to verify the integrity of the electronic signature.

13.
We were provided with a file by the Originator on 8 December 2021, entitled “pc2020_UK_NUTS-2021_v.3.0” (the “NUTS Mapping File”), containing a mapping of postcodes in the United Kingdom to the NUTS3 region codes.

14.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:
Test	Description of Agreed-Upon Procedure	Results
1.1	Loan Identifier We have agreed the Loan Identifier from the Extraction File to the Loan System.	No exceptions noted.
1.2	Borrower Identifier We have agreed the Borrower Identifier(s) from the Extraction File to the Loan System.	No exceptions noted.
1.3	Borrower(s) name a) We have agreed the borrower(s) name from the Extraction File to the Loan System.	No exceptions noted.
	b) We have agreed the borrower(s) name from the Extraction File to the Offer Letter.	No exceptions noted.
	c) We have agreed the borrower(s) name from the Extraction File to the CoT.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

The following tolerances have been applied in performing these procedures:

•    Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change recorded on the Loan System.

•    Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

1.4	Property Address a) We have agreed the property address from the Extraction File to the Loan System.	No exceptions noted.
	b) We have agreed the property address from the Extraction File to the Offer Letter.	No exceptions noted.
	c) We have agreed the property address from the Extraction File to the Valuation Report.	No exceptions noted.

d)   We have agreed the property address from the Extraction File to the CoT.

The following tolerances have been applied in performing the above procedures:

•    An item has not been reported as an exception if the difference

No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

     related only to spelling (other than in out-codes).

•    An item has not been reported as an exception if the difference related only to the absence or the addition of a house name, an estate name or a geographic area identifier.

•    In the case of a new build property (as evidenced by the Loan System), differences in the property address, boundaries and/or postcode, have not been reported as an exception provided the out-code agreed and evidence of change in property address or boundaries was provided.

•   Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

e)   For each Loan in the Selected Sample, we checked whether the Geographic Region data field of the Extraction File agreed with the region stated by the Nomenclature of territorial units for statistics (“NUTS”) regions, using the NUTS Mapping File. For 10 Loans in the Selected Sample, we were unable to map the postcodes using the NUTS Mapping File and looked up the postcodes using the Royal Mail postcode finder and manually mapped them to the relevant NUTS3 code.

No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.5	Loan Origination Date We have agreed the Loan Origination Date from the Extraction File to within +/- 7 days with that shown on the CoT.	1 exception noted: Management Comment This is a typographical error, where the date per the COT included an additional '2' at the start of the year erroneously.
1.6	Original Balance We have agreed the Original Balance from the Extraction File to that shown on the Offer Letter, including capitalised fees.	No exceptions noted.
1.7	Loan Currency Denomination a) We have agreed the Loan Currency Denomination type from the Extraction File to that shown on the Offer Letter.	No exceptions noted.
	b) We have agreed that the Loan Currency Denomination type from the Extraction File is pound sterling.	No exceptions noted.
1.8	Loan Term a) We have agreed the original Loan Term from the Extraction File to that shown on the Offer Letter.	No exceptions noted.
	b) For each Loan in the Selected Sample, we checked that the Loan	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
Term per the Extraction File is between 5 and 40 years.
1.9	Date of Loan Maturity We have agreed the Date of Loan Maturity from the Extraction File to that shown on the Offer Letter.	No exceptions noted.
1.10	Property Tenure We have agreed the Property Tenure from the Extraction File to that shown on the Valuation Report.	No exceptions noted.
1.11	Property Type We have agreed the Property Type from the Extraction File to that shown on the Valuation Report.	No exceptions noted.
1.12	Original Valuation Type We have agreed the Original Valuation Type from the Extraction File to that shown on the Valuation Report.	No exceptions noted.
1.13	Valuation Amount We have agreed the Valuation Amount from the Extraction File to that shown on the Valuation Report.	No exceptions noted.
1.14	Valuation Date We have agreed the Valuation Date from the Extraction File to that shown on the Valuation Report.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

1.15	Borrower’s Employment Status We have agreed the Borrower(s)’s Employment Status from the Extraction File to the Loan System.	No exceptions noted.
1.16
Income Verification

For each Loan shown in the Selected Sample, flagged as “Residential”, we checked whether there was evidence on the Loan System that income confirmation had been obtained.

Evidence is defined as a copy of a P60, employer’s reference, bank statements, pay slips, accountant certificate or financial statements.

For Loans flagged as “Buy to Let”, we checked whether a rental income was shown in the Valuation Report.

No exceptions noted.
1.17	Document Signatories a) We checked that the CoT had been signed in the space designated for the solicitor.	No exceptions noted.
	b) We checked that the Valuation Report had been signed in the space designated for the surveyor.	No exceptions noted.
	c) We checked whether a direct debit instruction was active in the Loan System, when the Loan was originated.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

1.18	Purpose We have agreed the Loan Purpose from the Extraction File to the CoT.

1 exception noted:

Management Comment

Whilst the remortgage box on the CoT was blank, it is clear that there was no purchase price on the transfer, which we believe demonstrates that it was a remortgage.

1.19	Occupancy Type We have agreed the Occupancy Type from the Extraction File to the Loan System.	No exceptions noted.
1.20	First Time Buyer We have agreed the First Time Buyer flag from the Extraction File to the Loan System.	No exceptions noted.
1.21	Repayment Method We have agreed the Repayment Method from the Extraction File to the Offer Letter.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

1.22.1	Current Interest Rate We have agreed the Current Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.22.2	Interest Rate Type We have agreed the Interest Rate Type from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.22.3	Interest Rate Index We have agreed the Interest Rate Index from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.22.4	Revised Interest Rate We have agreed the Revised Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.22.5	Interest Rate Margin We have agreed the Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.22.6	Revised Interest Rate Margin We have agreed the Revised Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.22.7	Interest Rate Reversion Date We have agreed the Interest Rate Reversion Date from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	No exceptions noted.
1.23
Credit Search

a)  We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.

No exceptions noted.
	b) We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.
	c) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
d) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.
e) We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File, with that shown on the EBDR Report, to within £100.	No exceptions noted.
f) We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.	No exceptions noted.
g) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report, to within £100.	No exceptions noted.
h) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.	No exceptions noted.
i) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 1 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
	j) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 2 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.
	k) We have agreed the date of the last CCJ in the last 6 years before completion date for borrower 1 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.
	l) We have agreed the date of the last CCJ in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	No exceptions noted.
1.24	Current Balance We have agreed the Current Balance from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	No exceptions noted.
1.25	Arrears Balance a) We have agreed the Arrears Balance from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	No exceptions noted.
	b) We have agreed the number of months in arrears from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	No exceptions noted.
1.26	Loan to Value (“LTV”)

Test	Description of Agreed-Upon Procedure	Results

a)   For each Loan in the Selected Sample, we recalculated the original LTV using the original loan amount and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Original LTV”). We checked whether the original LTV from the Extraction File agreed to the Calculated Original LTV.

No exceptions noted.

b)   For each Loan in the Selected Sample, we recalculated the current LTV using the current balance and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Current LTV”). We checked whether the current LTV from the Extraction File agreed to the Calculated Current LTV.

No exceptions noted.

c)   For each Loan in the Selected Sample, we recalculated the current indexed LTV using the current balance and the current valuation amount from the Extraction File (the “Calculated Current Indexed LTV”). We checked whether the current indexed LTV from the Extraction File agreed with the Calculated Current Indexed LTV.

No exceptions noted.

Appendix 2
Engagement Letter dated 17 December 2021